UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 1, 2008

NANOGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

The disclosures set forth in Items 5.03 and 8.01 of this Form 8-K and the definitive proxy statement filed by Nanogen Inc. (the “Company”) on December 26, 2007 are hereby incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On February 1, 2008, the Company amended its Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 135,000,000 to 250,000,000 shares and filed a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effectuate such amendment. The Certificate of Amendment, effective as of February 1, 2008, is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On February 1, 2008, the Company held a special meeting (the “Special Meeting”) of its stockholders in which the stockholders approved two of three proposals presented at the Special Meeting. The stockholders approved (i) an amendment of the Company’s Restated Certificate of Incorporation to permit the Company’s board of directors to effect a reverse stock split at a specific ratio within a range of 1:5 to 1:15, to be determined by the board of directors, at its sole discretion, within twelve month period following stockholder approval and (ii) an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 135,000,000 to 250,000,000 shares.

Also at the Special Meeting, the Company adjourned the meeting to give its stockholders additional time to consider and vote on a third proposal presented at the Special Meeting—the approval and ratification of the Company’s August 2007 debt financing in which the Company issued and sold an aggregate of $20,000,000 of senior convertible notes and warrants. While vast majority of votes cast were in favor of this proposal, an insufficient number of shares were voted to approve it. As such, the Company adjourned the Special Meeting and postpone the votes in order to solicit additional proxies to approve the proposal. The Special Meeting was adjourned and will be reconvened at 2:00 p.m., Pacific Standard Time, on February 11, 2008 at the Company’s principal executive offices at 10398 Pacific Center Court, San Diego, CA. The record date for stockholders entitled to vote at the reconvened meeting remains December 20, 2007.

A copy of the press release announcing the results of the votes and adjournment of the Special Meeting is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following documents are filed as exhibits to this report on Form 8-K:

3.1	Certificate of Amendment of the Restated Certificate of Incorporation.

99.1	Press Release dated February 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date: February 1, 2008	By:	/s/ Robert Saltmarsh
	Name:	Robert Saltmarsh
	Title:	Chief Financial Officer